SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   March 16, 2000
                                                 ------------------



                              CNH RECEIVABLES INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     333-82741               76-0439709
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



475 Half Day Road, Lincolnshire, Illinois                              60069
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code     (847) 955-1002
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

         This Amendment on Form 8-K/A amends the Form 8-K filed March 30, 2000 and supplements the Indenture filed as exhibit 4.1 thereto, with the filing of the Definitions attached hereto as exhibit 4.1/A, which has been included as Appendix A to the Indenture.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.



Exhibit
   No.        Document Description
--------      ---------------------


4.1/A Definitions included as Appendix A to the Indenture dated as of March 1, 2000, between CNH Equipment Trust 2000-A and Harris Trust and Savings Bank.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CNH RECEIVABLES INC.
                                               (Registrant)




Dated: March 31, 2000                      By: /s/ Ralph A. Than
                                               -----------------
                                               Ralph A. Than
                                               Vice President and Treasurer



















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


                                INDEX TO EXHIBITS



Exhibit       Sequential
  No.         Document Description
-------       --------------------


4.1/A Definitions included as Appendix A to the Indenture dated as of March 1, 2000, between CNH Equipment Trust 2000-A and Harris Trust and Savings Bank.















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